                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         JULY 24, 2000
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                            SILICON VALLEY BANCSHARES
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             (Exact name of registrant as specified in its charter)

         DELAWARE                       15637                   91-1962278
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                    3003 TASMAN DRIVE, SANTA CLARA, CA 95054
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code       (408) 654-7400
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                                       N/A
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         (Former name and former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         This report is filed pursuant to Item 5 to Form 8-K to report the announcement of second quarter financial results of Silicon Valley Bancshares and its consolidated subsidiaries as of and for the three and six months ended June 30, 2000.

         All statements in the press release filed as an exhibit to this report regarding our expected financial position, business and strategies are forward-looking statements. In addition, in the press release, the words "anticipates," "believes," "estimates," "seeks," "expects," "plans," "intends" and similar expressions, as they relate to Silicon Valley Bancshares or its management, are intended to identify forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, and have based these expectations on our beliefs as well as assumptions we have made, such expectations may prove to be incorrect.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The press release issued in connection with the announcement described above is filed as an exhibit to this report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SILICON VALLEY BANCSHARES

Date  July 24, 2000                   By  /s/ Donal Delaney
      ---------------                    -----------------------------------
                                      Name: Donal Delaney
                                      Title: Controller





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